                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1996 96-1 between the Company and Norwest Bank Minnesota, National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from September 1, 1996 to September 30, 1996 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 9th day of October, 1996.

                                 GREEN TREE FINANCIAL CORP.



                                 BY: /s/ Phyllis A. Knight
                                     ---------------------------
                                     Phyllis A. Knight
                                     Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%,
                                 6.50%, 7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                September, 1996

                                   CUSIP#'S 393505-LA8,LB7,LC4,LD2,LE0
                                   TRUST ACCOUNT #13210501
                                   REMITTANCE DATE: 10/15/96

                                                                             Total $                 Per $1,000
                                                                             Amount                   Original
                                                                             -------                 ----------

Class A Certificates
--------------------
(1a)   Amount available (including Monthly Servicing Fee)                 $4,852,324.05

(b)    Class M-1 Interest Deficiency Amount
       (if any) and Class B-1 Interest
       Deficiency Amount (if any) withdrawn
       for prior Remittance Date                                                   0.00

(c)    Amount Available after giving effect to
       withdrawal of Class M-1 Interest
       Deficiency Amount and B-1 Interest
       Deficiency Amount for prior Remittance
       Date                                                               $4,852,324.05

A.     Interest
       (2)  Aggregate Interest
            a.  Class A-1 Remittance Rate (5.50%)                                  5.50%
            b.  Class A-1 Interest                                           451,309.31             3.76091096
            c.  Class A-2 Remittance Rate (5.85%)                                  5.85%
            d.  Class A-2 Interest                                           243,750.00             4.87500000
            e.  Class A-3 Remittance Rate (6.20%)                                  6.20%
            f.  Class A-3 Interest                                           180,833.33             5.16666657
            g.  Class A-4 Remittance Rate (6.50%)                                  6.50%
            h.  Class A-4 Interest                                           270,833.33             5.41666660
            i.  Class A-5 Remittance Rate (7.00%)                                  7.00%
            j.  Class A-5 Interest                                           443,041.67             5.83333338

       (3)  Amount applied to:
            a.   Unpaid Class A Interest
                 Shortfall                                                          .00                    .00

       (4)  Remaining:
            a.   Unpaid Class A Interest
                 Shortfall                                                          .00                    .00


                        GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%,
                                 6.50%, 7.00%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                 MONTHLY REPORT
                                September, 1996
                                     Page 2

                              CUSIP#'S  393505-LA8, LB7, LC4, LD2, LE0
                              TRUST ACCOUNT #13210501
                              REMITTANCE DATE: 10/15/96

B.   Principal
     (5)  Formula Principal Distribution
          Amount                               2,022,383.23                  N/A
          a. Scheduled Principal                 530,127.85                  N/A
          b. Principal Prepayments             1,339,926.02                  N/A
          c. Liquidated Contracts                152,329.36                  N/A
          d. Repurchases                                .00                  N/A
     (6)  Pool Scheduled Principal
           Balance                           375,211,856.67         940.93064140
    (6a)  Pool Factor                             .94093064

     (7)  Unpaid Class A Principal Shortfall
          (if any) following prior Remittance
          date                                          .00

     (8)  Class A Percentage for such Remittance
          Date                                        91.54%

     (9)  Class A Percentage for the following
           Remittance Date                            91.49%

    (10)  Class A Principal Distribution:
          a. Class A-1                         2,022,383.23          16.85319358
          b. Class A-2                                  .00                  .00
          c. Class A-3                                  .00                  .00
          d. Class A-4                                  .00                  .00
          e. Class A-5                                  .00                  .00

    (11)  Class A-1 Principal Balance         96,445,103.67         803.70919725
   (11a)  Class A-1 Pool Factor                   .80370920

    (12)  Class A-2 Principal Balance         50,000,000.00         1000.0000000
   (12a)  Class A-2 Pool Factor                  1.00000000

    (13)  Class A-3 Principal Balance         35,000,000.00         1000.0000000
   (13a)  Class A-3 Pool Factor                  1.00000000


                        GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%,
                                 6.50%, 7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                September, 1996
                                    Page 3

                               CUSIP#'S  393505-LA8, LB7, LC4, LD2, LE0
                               TRUST ACCOUNT #13210501
                               REMITTANCE DATE: 10/15/96


     (14) Class A-4 Principal Balance          50,000,000.00       1000.0000000
    (14a) Class A-4 Pool Factor                   1.00000000

     (15) Class A-5 Principal Balance          75,950,000.00       1000.0000000
    (15a) Class A-5 Pool Factor                   1.00000000

     (16) Unpaid Class A Principal Shortfall
          (if any) following current Remittance
          Date                                           .00

C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

     (17) 31-59 days                            3,596,582.72                108

     (18) 60 days or more                       3,679,279.55                108

     (19) Current Month Repossessions             485,050.87                 21

     (20) Repossession Inventory                1,561,956.55                 54

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in February 2000)

     (21) Average Sixty-Day Delinquency Ratio Test

          (a)  Sixty-Day Delinquency Ratio for current
               Remittance Date                                              .98%

          (b)  Average Sixty-Day Delinquency Ratio (arithmetic
               average of ratios for this month and two preceding
               months; may not exceed 3.5%)                                 .79%

                       GREEN TREE FINANCIAL CORPORATION
MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.50%, 5.85%, 6.20%,
                                 6.50%, 7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                     CLASS A1, A2, A3, A4, A5 CERTIFICATES
                                MONTHLY REPORT
                                September, 1996
                                    Page 4

                              CUSIP#'S     393505-LA8, LB7, LC4, LD2, LE0
                              TRUST ACCOUNT #13210501
                              REMITTANCE DATE: 10/15/96

     (22) Average Thirty-Day Delinquency Ratio Test

          (a)  Thirty-Day Delinquency Ratio for current
               Remittance Date                                              .96%

          (b)  Average Thirty-Day Delinquency Ratio (arithmetic
               average of ratios for this month and two preceding
               months; may not exceed 5.5%)                                 .97%

     (23) Cumulative Realized Losses Test

          (a)  Cumulative Realized Losses for the current Remittance
               Date (as a percentage of Cut-off Date Pool Principal
               Balance; may not exceed 5.5% from February 1, 2000 to
               January 31, 2001, 6.5% from February 1, 2001 to
               January 31, 2002, 8.5% from February 1, 2002 to
               January 31, 2003 and 9.5% thereafter)                       0.05%

     (24) Current Realized Losses Test

          (a)  Current Realized Losses for current Remittance Date    70,835.31

          (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
               arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
               may not exceed 2.25%)                                       0.17%

     (25) Class M-1 Principal Balance Test

          (a)  The sum of Class M-1 Principal Balance and Class B
               Principal Balance (before distributions on current
               Remittance Date) divided by Pool Scheduled Principal
               Balance as of preceding Remittance Date (may not
               exceed 25.5%)                                              17.98%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.00%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                             CLASS M1 CERTIFICATES
                                 MONTHLY REPORT        CUSIP#'S 393505LF7
                                 September, 1996       TRUST ACCOUNT #13210501
                                 Page 5                REMITTANCE DATE: 10/15/96

     (26) Class B Principal Balance Test

          (a)  Class B Principal Balance (before any distributions
               on current Remittance Date) as of such Remittance date
               greater than $7,975.335.00                                   .00%

          (b)  Class B Principal Balance (before any distributions
               on current Remittance Date) divided by pool Scheduled
               Principal Balance as of preceding Remittance Date is
               equal to or greater than 12.00%                             8.46%

                                                  Total $          Per $1,000
                                                   Amount           Original
                                                  --------        ------------
CLASS M1 CERTIFICATES
-----------------------
(27) Amount available (including Monthly
     Servicing Fee)                             1,240,173.18

A.   Interest
     (28) Aggregate interest
          a.   Class M-1 Remittance Rate (7.00%,
               unless Weighted Average Contract
               Rate is below 7.00%)                     7.00%
          b.   Class M-1 Interest                 209,416.67          5.83333343

     (29) Amount applied to Class M-1 Interest
           Deficiency Amount                             .00                   0

     (30) Remaining unpaid Class M-1 Interest
           Deficiency Amount                             .00                   0

     (31) Amount Applied to:
          a.   Unpaid Class M-1 Interest Shortfall       .00                   0

     (32) Remaining:
          a.   Unpaid Class M-1 Interest Shortfall       .00                   0

B.   Principal
     (33) Formula Principal Distribution Amount
     a.   Scheduled Principal                            .00                 N/A
     b.   Principal Prepayments                          .00                 N/A
     c.   Liquidated Contracts                           .00                 N/A
     d.   Repurchases                                    .00                 N/A


                       GREEN TREE FINANCIAL CORPORATION
7.30%
               MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                September, 1996     CUSIP#'S 393505LG5,LH3
                                    Page 6          REMITTANCE DATE: 10/15/96

(34) Class M-1 Principal Balance                    35,900,000.00  1000.00000000
(34a)Class M-1 Pool Factor                             1.00000000
(35) Class M-1 Percentage for such Remittance
     Date                                                     .00%
(36) Class M-1 Percentage for the following
     Remittance Date                                          .00%
(37) Class M-1 Principal Distribution:
     a. Class M-1 (current)                                   .00     0.00000000
     b. Unpaid Class M-1 Principal Shortfall
        (if any) following prior Remittance Date              .00

(38) Unpaid Class M-1 Principal Shortfall
     (if any) following current Remittance
     Date                                                     .00

                                                       Total $        Per $1,000
                                                       Amount          Original
                                                     ----------     ------------


Class B1 Certificates
---------------------

(1)  Amount Available less the Class A
     Distribution Amount and Class M-1
     Distribution amount (including
     Monthly Servicing Fee)                          1,030,756.51

(2)  Class B-1 Remittance Rate (6.95% unless
     Weighted Average Contract Rate is
     below 6.95%)                                           6.95%

(3)  Aggregate Class B1 Interest                        92,377.08     5.79166646

(4)  Amount applied to Unpaid Class
     B1 Interest Shortfall                                    .00            .00

(5)  Remaining unpaid Class B1
     Interest Shortfall                                       .00            .00

(6)  Amount applied to Class B1 Interest
     Deficiency Amount                                        .00

(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                                        .00

(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date                 .00


                       GREEN TREE FINANCIAL CORPORATION
         7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                               September, 1996         CUSIP#'S 393505LG5, LH3
                               Page 7                  REMITTANCE DATE: 10/15/96


(8a)  Class B Percentage for such Remittance Date                         .00

(8b)  Class B Percentage for the following
      Remittance Date                                                     .00

(9)   Current Principal(Class B Percentage of
      Formula Principal Distribution Amount)                              .00

(10a) Class B1 Principal Shortfall                                        .00

(10b) Unpaid Class B1 Principal Shortfall                                 .00

(11)  Class B Principal Balance                                 31,916,753.00

(12)  Class B1 Principal Balance                                15,950,000.00


 Class B2 Certificates                          Total  $           Per $1,000
                                                Amount             Original
                                                ---------          ----------

(13)  Remaining Amount Available                938,379.43

(14)  Class B-2 Remittance Rate (7.30%
      unless Weighted Average Contract
      Rate is less than 7.30%)                        7.30%

(15)  Aggregate Class B2 Interest                97,131.08         6.08333329

(16)  Amount applied to Unpaid Class
      B2 Interest Shortfall                            .00                .00

(17)  Remaining Unpaid Class B2
      Interest Shortfall                               .00                .00

(18)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance
      Date                                             .00

(19)  Class B2 Principal Liquidation Loss Amount       .00

(20)  Class B2 Principal (zero until Class
      B1 paid down; thereafter, Class B
      Percentage of Formula Principal
      Distribution Amount)                             .00

(21)  Guarantee Payment                                .00


                       GREEN TREE FINANCIAL CORPORATION
               7.30%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-1
                             CLASS B CERTIFICATES
                                MONTHLY REPORT
                                September 1996
                                  Page 8             CUSIP#'S 393505LG5, LH3
                                                     REMITTANCE DATE:  10/15/96


(22)  Class B2 Principal Balance               15,966,753.00

(23)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive at
      Amount Available if the Company or Green
      Tree Financial Corporation is not the
      Servicer; deducted from funds remaining
      after payment of Class A Distribution
      Amount, Class M-1 Distribution Amount,
      Class B-1 Distribution Amount and Class
      B-2 Distribution Amount; if the Company
      or Green Tree Financial Corporation
      is the Servicer)                            157,180.93

(24)  Class C Residual Payment                    684,067.42

(25)  Class M-1 Interest Deficiency on such
      Remittance Date                                    .00

(26)  Class B-1 Interest Deficiency on such
      Remittance Date                                    .00

(27)  Repossessed Contracts                       485,050.87

(28)  Repossessed Contracts Remaining
      in Inventory                              1,561,956.55

(29)  Weighted Average Contract Rate                 9.77342

                                     GTFC
                                    1996-1
                                September 1996
                              Defaulted Contracts

                                                      Loss At
Account#      Principal    Interest     Amount       Sale Date
--------      ----------   -------     ----------   -----------
18317448      17,392.68      95.65    17,488.33     14,105.26
25328521      21,433.76     117.88    21,551.64      9,527.69
37317750      50,142.94     275.78    50,418.72     14,446.64
76317832      12,298.08      67.63    12,365.71      5,883.59
76317948      13,179.25      72.48    13,251.73     12,589.15
80317647      37,882.65     208.35    38,091.00      8,425.96

TOTALS      $152,329.36    $837.77  $153,167.13    $64,978.29
            ===========    =======  ===========    ==========